August 18, 2021

BNY MELLON ADVANTAGE FUNDS, INC.

BNY Mellon Global Dynamic Bond Income Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 18, 2021 (the "Effective Date"), the following information replaces and supersedes the first paragraph contained in the sections "Principal Investment Strategy" in the summary prospectus and "Fund Summary – Principal Investment Strategy" in the prospectus:

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in bonds and other instruments that provide investment exposure to global bond markets. The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce positive returns across economic cycles. The fund seeks to provide a minimum average annual total return of SOFR 1-Month Compounded (USD) plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund.

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As of the Effective Date, the following information replaces and supersedes the second and fifth paragraphs, respectively, contained in the section "Fund Details – Goal and Approach" in the prospectus:

The fund normally invests opportunistically in bonds and derivatives and other instruments that provide investment exposure to global bond and currency markets in seeking to produce positive returns across economic cycles. The fund seeks to provide a minimum average annual total return of SOFR 1-Month Compounded (USD) plus 3%, before fees and expenses, over a five-year period. There can be no guarantee that the fund will be able to provide such returns and you may lose money by investing in the fund. The Secured Overnight Financing Rate (SOFR) is calculated  as a volume-weighted median of transaction-level tri-party repurchase data and data on bilateral Treasury repurchase transactions collected from a variety of sources including tri-party repurchase data collected from The Bank of New York Mellon.

The fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves. The fund's portfolio will not have the same characteristics as its broad-based securities market index — the FTSE One-Month U.S. Treasury Bill Index. The fund's broad-based securities index is used to comply with requirements that the fund's performance be compared to a broad measure of market performance.

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